                                                                EXHIBIT *(10.57)


                                 AMENDMENT NO. 1
                                     TO THE
                       NOTE AND EQUITY PURCHASE AGREEMENT

                                      AMONG

                   IGI, INC., IGEN, INC., IMMUNOGENETICS, INC.
                              AND BLOOD CELLS, INC.

                                       AND

                        AMERICAN CAPITAL STRATEGIES, LTD.
                                       AND
                     ACS FUNDING TRUST I, AS THE PURCHASERS
















                  AMENDMENT NO. 1 DATED AS OF : MARCH 30, 2000
                         ORIGINAL DATE: OCTOBER 29, 1999

                                 AMENDMENT NO. 1
                                     TO THE
                       NOTE AND EQUITY PURCHASE AGREEMENT

                    $6,650,000 AGGREGATE PRINCIPAL AMOUNT OF
            SERIES A SENIOR SUBORDINATED NOTES DUE SEPTEMBER 30, 2006
                               OF THE LOAN PARTIES

                     $350,000 AGGREGATE PRINCIPAL AMOUNT OF
            SERIES B SENIOR SUBORDINATED NOTES DUE SEPTEMBER 30, 2006
                               OF THE LOAN PARTIES


         THIS AMENDMENT NO. 1 TO THE NOTE AND EQUITY PURCHASE AGREEMENT (this "Amendment"), entered into as of March 30, 2000, is by and among IGI, INC., a Delaware corporation ("IGI"), IGEN, INC., a Delaware corporation ("Igen"), IMMUNOGENETICS, INC., a Delaware corporation ("ImmunoGenetics"), and BLOOD CELLS, INC., a Delaware corporation ("Blood Cells") (IGI, Igen, ImmunoGenetics and Blood Cells are collectively referred to herein as the "Loan Parties"), and AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation ("ACAS"), and ACS FUNDING TRUST I, a Delaware business trust (the "Trust" and with ACAS, the "Purchaser").


                                    RECITALS

A. The Loan Parties and ACAS entered into a Note and Equity Purchase Agreement, dated as of October 29, 1999 (the "Agreement"), pursuant to which ACAS purchased (i) from the Loan Parties certain Series A and Series B Senior Subordinated Notes Due September 30, 2006 (collectively, the "Notes") and (ii) a warrant for the purchase of 1,907,543 shares (as adjusted from time to time in accordance with the terms thereof) of the Common Stock of IGI (the "Warrant"). As of October 29, 1999, ACAS sold or contributed the Notes to the Trust.

B. The Loan Parties have requested that ACAS exercise its rights under the Warrant, waive certain defaults under the Agreement and amend certain provisions of the Agreement, and ACAS is willing to do so, on the terms and conditions set forth herein.

C. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term as set forth in the Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:

                                   ARTICLE 1

                                   THE WAIVER

         1.1 Waiver of Defaults. Pursuant to Section 12.2 of the Agreement, and upon satisfaction of the conditions set forth in Article 4 herein:

               a. The Purchaser hereby waives any violation of Section 7.3(a) of the Agreement which may have arisen in connection with the Loan Parties having a Fixed Charges Coverage Ratio of .14 to 1.0 for the calendar quarter ending December 31, 1999, and the Purchaser hereby further waives any Event of Default resulting therefrom.

               b.  The Purchaser hereby waives any violation of Section
7.3(c) of the Agreement which may have arisen or which may arise in connection with the Loan Parties having a Maximum Debt to Equity Ratio of greater than 4.25 to 1.0 for the calendar quarters ended December 31, 1999 and March 31, 2000, and the Purchaser hereby further waives any Event of Default resulting therefrom.

               c. The Purchaser hereby waives any Event of Default arising under Section 8.1(b) of the Agreement in connection with any violation by any Loan Party of any term, condition or provision of the Senior Credit Agreement to the extent, but only to the extent, that any such violation has been waived by the lenders thereunder pursuant to the terms thereof.

                                    ARTICLE 2
                                  THE AMENDMENT

         2.1 Amendment to Section 1.1, Definitions. Section 1.1 of the Agreement is hereby amended as follows:


               a. The terms "Put Option", "Put Option Closing", "Put Price" and "Put Shares" shall be deleted in their entirety from the Agreement.

               b. The term "Fixed Charges Coverage Ratio" shall be amended by deleting it in its entirety and inserting in its place the following:

               "Fixed Charges Coverage Ratio" shall mean the ratio of (i) EBITDA less the unfinanced portion of Capital Expenditures to
               (ii) the sum of principal and interest payments made during the Measurement Period in respect of Indebtedness (other than any non-cash charges relating to the issuance of the Warrants pursuant to this Agreement or any requirement that the Warrants be marked to market).

               c. The term "Market Price" shall be amended by deleting it in its entirety and inserting in its place the following:

               "Market Price" of any security shall mean the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of each day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of thirty (30) days consisting of the day as of which "Market Price" is being determined and the twenty-nine (29) consecutive business days prior to such day.

               d. The term "Maximum Debt to Equity Ratio" shall be amended by deleting it in its entirety and inserting in its place the following:

               "Maximum Debt to Equity Ratio" shall mean the ratio of total liabilities (other than any liabilities relating to the issuance of Warrants pursuant to this Agreement) to stockholders equity, provided that the Warrants shall be treated as equity for the purposes of calculating stockholders equity.

               e.  The following terms shall be inserted into Section 1.1 of the
Agreement:

              "Make-Whole Amount" shall have the meaning assigned to such term in Section 9.1 hereof.

              "Make-Whole Trigger Event" shall have the meaning assigned to such term in Section 9.1 hereof.

               "Shares" shall mean all shares of Common Stock of IGI received by ACAS upon the exercise of the Warrant or acquired by ACAS pursuant to Section
3.1 hereof.

               "Shelf Registration Statement" shall mean the shelf registration statement filed by IGI with the SEC with respect to resales of the Shares.

         2.2  Amendment to Section 3.1, Interest Rates and Interest Payments.
Section 3.1 of the Agreement is hereby modified and amended by deleting it in its entirety and inserting in its place the following:

              3.1 Interest Rates and Interest Payments. The Notes will bear interest on the outstanding principal amount thereof at a fixed rate of fourteen and one-half percent (14.5%) per annum, 12.5% of which shall be payable in cash by the Loan Parties and 2.0% of which shall be capitalized on the Interest Payment Date and added to the principal of the Notes (such capitalized interest being hereinafter referred to as "Capitalized Interest").

              The Loan Parties shall make payments of interest due hereunder for the following periods on the following dates (each such date being an "Interest Payment Date"):

                     Period                               Date
                     ------                               ----
                     April 1, 2000 to July 31, 2000       July 31, 2000
                     August 1, 2000 to October 31, 2000   October 31, 2000
                     Thereafter                           At the end of
                                                          each three-month
                                                          period ending on
                                                          January 31, April 30,
                                                          July 31 and October 31

              On the Interest Payment Date occurring in October of each year, the Loan Parties shall issue to each holder of a Note a note substantially in the form attached hereto as Exhibit A in the amount of the Capitalized Interest accrued in respect of such Note; provided that the Loan Parties may, on such Interest Payment Date, at their election, in lieu of issuing such note, pay such Capitalized Interest in cash or deliver shares of Common Stock having an aggregate Market Price equal to such Capitalized Interest; and provided further that all unpaid Capitalized Interest payable upon the maturity of the Notes, together with all interest accrued thereon, shall be paid in cash by the Loan Parties. Notwithstanding the foregoing, during the period from April 1, 2000 until the earlier of (i) March 31, 2001 and (ii) the maturity of the Notes (whether as a result of the acceleration thereof pursuant to Section 8.2 hereof or otherwise), the Notes will bear interest on the outstanding principal amount thereof at a fixed rate of fourteen and three-fourths percent (14.75%) per annum, 12.5% of which shall be payable in cash by the Loan Parties and 2.25% of which shall constitute Capitalized Interest. Interest on the Notes will be computed on the basis of a year of 360 days, composed of twelve 30-day months, and the actual number of days elapsed.

         2.3 Amendment to Section 7.3(a), Financial Covenants, Minimum Fixed Charges Coverage Ratio. Section 7.3(a) is hereby deleted in its entirety and replaced with the following:

              (a) Minimum Fixed Charges Coverage Ratio. A Minimum Fixed Charges Coverage Ratio, for the applicable Measurement Date, of not less than:

                   Period                                                   Ratio
                   ------                                                   -----
                   For the six-month period ending on 3-31-2000           .40 to 1.0
                   For the seven-month period ending on 4-30-2000         .45 to 1.0
                   For the eight-month period ending on 5-31-2000         .50 to 1.0
                   For the nine-month period ending on 6-30-2000          .50 to 1.0

                   For the ten-month period ending on 7-31-2000           .65 to 1.0
                   For the eleven-month period ending on 8-31-2000        .65 to 1.0
                   For the twelve-month period ending on 9-30-2000        .75 to 1.0
                   For the twelve-month period ending on 10-31-2000
                   (and thereafter as of the end of each month on a
                   rolling twelve-month basis)                           1.01 to 1.0

         2.4 Amendment to Article 9, PUT OPTION. Article 9 of the Agreement is hereby deleted in its entirety and replaced with the following:

                                    ARTICLE 9

                              MAKE-WHOLE FOR SHARES

         9.1 Sale of Shares; Make-Whole for Shares. (i) If, at any time after the earliest to occur of (i) the fifth anniversary of the Closing Date, (ii) the date of the payment in full of the outstanding principal, interest and fees of the Notes, (iii) the date of the payment in full of the outstanding principal, interest and fees of the Senior Debt, or (iv) the sale of IGI or of at least 30% of its assets as part of a single transaction or series of related transactions (unless Purchaser has granted IGI a waiver permitting such sale), (collectively, the "Make-Whole Trigger Events"), Purchaser intends to sell any of the Shares, it shall provide IGI written notice (the "Purchaser Notice") of such intention and of the number of Shares proposed to be sold. IGI shall notify Purchaser in writing, within three (3) Business Days of receipt by IGI of the Purchaser Notice, of whether IGI intends to purchase such Shares (the "IGI Notice"). If IGI elects to purchase such Shares from Purchaser, IGI shall exercise such purchase right by paying Purchaser, within five (5) Business Days after it provides the IGI Notice, in cash, against receipt of the Shares proposed to be sold, the product of (x) the number of Shares proposed to be sold, multiplied by
(y) the Market Price per share on the date of the Purchaser Notice. If Purchaser gives the Purchaser Notice and IGI does not exercise the purchase right described in this Section 9.1(i), then Purchaser may sell the Shares in a market transaction, a privately negotiated transaction or otherwise (a) after the earlier of (I) expiration of the three-day period referred to in this Section 9.1(i) or (II) Purchaser's receipt of notice from IGI that it does not intend to exercise the purchase right and (b) within 180 days of the date of the Purchaser Notice.

               (ii)     If Purchaser sells any Shares pursuant to Section
9.1, IGI shall, within three (3) Business Days of receiving notice of any such sale, pay the Purchaser an amount (the "Make-Whole Amount") equal to the product of (x) the number of Shares sold by Purchaser during such 180-day period in arm's length transactions multiplied by (y) the excess, if any, of (i) the Market Price on the date of the Purchaser Notice over (ii) the price per share at which Purchaser actually sold such Shares, plus any and all reasonable expenses actually incurred by Purchaser in consummating such sale, in cash or Common Stock of IGI, at IGI's election.

               (iii) If Purchaser does not sell any of the Shares pursuant to this Section 9.1 or if the Purchaser has sold only a portion of its Shares, the provisions of this Section 9.1 shall continue to be in force with respect to any remaining Shares held by the Purchaser as long as the Purchaser reinitiates the process specified in this
Section 9.1.

                (iv) Nothing in this Section 9.1 shall restrict Purchaser's ability to sell Shares at any time or from time to time or retain any proceeds from any such sale. Purchaser agrees that Purchaser shall not be entitled to receive from IGI any profit from the resale of Shares purchased by IGI pursuant to Section 9.1(i).

         9.2 Covenant to Maintain Effectiveness. IGI shall keep the Shelf Registration Statement continuously effective under the Securities Act until the earlier of (i) the date on which the Shares may be sold pursuant to paragraph
(k) of Rule 144 (or any successor provision) promulgated by the SEC under the Securities Act and (ii) the date as of which the Shares have been sold pursuant to the Shelf Registration Statement.

         9.3 Covenant to Maintain Stock Exchange Listing. IGI shall take all actions necessary to comply with the requirements of each securities exchange on which IGI's Common Stock then trades in order to ensure that all the Shares are listed or accepted for quotation of each such securities exchange;

         9.4 Access to Information. IGI will, as expeditiously as possible, furnish to Purchaser, as holder of the Shares, such number of copies of the Shelf Registration Statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as Purchaser may reasonably request in order to facilitate the disposition of the Shares owned by Purchaser.

         9.5 Notification. IGI will, as expeditiously as possible, notify Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Shelf Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, at the request of Purchaser, IGI will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         9.6 Indemnification. (i) IGI agrees to indemnify, to the extent permitted by law, each holder of the Shares, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to IGI by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after IGI has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, IGI will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the holders of the Shares.

               (ii) In connection with any registration statement in which a holder of the Shares is participating, each such holder will furnish to IGI in writing such information and affidavits as IGI reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify IGI, its directors and officers and each Person who controls IGI (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder;

               (iii) Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (iv) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. IGI also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event IGI's indemnification is unavailable for any reason.

         2.5 Amendment to Annex A. Annex A of the Agreement is hereby modified and amended in its entirety and replaced with Annex A hereto.

                                   ARTICLE 3
                FURTHER AMENDMENT; REPRESENTATION AND WARRANTIES

         3.1 Shelf Registration Statement. The Loan Parties covenant and agree that, within one hundred eighty (180) days from the date hereof, the Loan Parties shall file the Shelf Registration Statement with the SEC and cause such Shelf Registration Statement to be declared effective by the SEC. If, at the end of such 180-day period, (a) the Company shall have failed to file the Shelf Registration Statement with the SEC, (b) the SEC shall not have declared the Shelf Registration Statement effective, (c) the SEC shall have issued a stop order suspending the effectiveness of the Shelf Registration Statement or (d) the SEC shall have initiated or threatened to initiate any proceeding for that purpose, then, in any such event, Article 9 of the Agreement, as in effect immediately prior to the effective date of this Amendment, shall automatically and without further action of any Person (including any Loan Party) be reinstated in full, together with the definitions of "Put Option", "Put Option Closing", "Put Price" and "Put Shares", and the Agreement shall be deemed amended to such effect. The Loan Parties agree to execute and deliver such documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to evidence or implement such reinstatement.


         3.2 Representations and Warranties of Loan Parties. The Loan Parties represent and warrant to the Purchaser that, after giving effect to the waivers set forth in Article 1 of this Amendment, (a) no Default or Event of Default has occurred and is continuing under the Agreement, the Notes or the other Purchase Documents and (b) the representations and warranties of the Loan Parties in each Purchase Document are true and correct with the same effect as though such representations and warranties had been made on and as of the date hereof (other than such representations and warranties which are made as of a specified date).


                                    ARTICLE 4
                           CONDITIONS TO EFFECTIVENESS

         4.1 ACAS Conditions to the Effectiveness of Article 1 of this Amendment. Article 1 of this Amendment shall be effective upon satisfaction of the conditions set forth below.

                  a. Fleet Capital Corporation shall have evidenced, in form and content reasonably satisfactory to ACAS, its written consent to the transactions contemplated hereby under the terms of the Subordination Agreement dated as of October 29, 1999;

                  b. The Loan Parties shall have delivered to Purchaser certified copies of the resolutions duly adopted by each of the Loan Parties' respective board of directors authorizing the execution, delivery and performance by such Loan Party of this

Amendment and any other agreement, instrument and document contemplated hereby and the consummation of transactions contemplated herein; and

                  c. The Loan Parties shall have delivered or caused to be delivered to Purchaser (i) an executed copy of an amendment to the Senior Credit Agreement providing, among other things, that the lenders named therein have waived all defaults and events of default thereunder (including, without limitation, any cross-default thereunder resulting from the occurrence of any Default or Event of Default under the Agreement), and (ii) all such other documents in form and substance satisfactory to Purchaser relating to the transactions contemplated by this Amendment as Purchaser or its counsel may reasonably request.

         Any condition specified in this Section 4.1 may be waived by the Purchasers; provided, however, that no such waiver will be effective against the Purchasers unless it is set forth in a writing executed by the Purchasers.

         4.2 ACAS Conditions to the Effectiveness of Article 2 of this Amendment. Article 2 of this Amendment shall be effective as of April 12, 2000 upon satisfaction of the conditions set forth below.

                  a. The Loan Parties shall have delivered or caused to be delivered to Purchaser all such documents in form and substance satisfactory to Purchaser relating to the transactions contemplated by this Amendment as Purchaser or its counsel may reasonably request.

         Any condition specified in this Section 4.2 may be waived by the Purchasers; provided, however, that no such waiver will be effective against the Purchasers unless it is set forth in a writing executed by the Purchasers.


                                    ARTICLE 5

                    REFERENCE TO AND EFFECT ON THE AGREEMENT

         5.1 References. On and after the date hereof, (i) each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Agreement as amended hereby, and (ii) each reference to the Agreement in all other Purchase Documents shall mean and be a reference to the Agreement, as amended hereby.

         5.2 Effects. Except as specifically amended above, the Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         5.3 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers, or constitute a waiver of, or consent to and departure from, any provision of the Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                                    ARTICLE 6

                                  MISCELLANEOUS

         6.1 Survival. All representations, warranties, covenants and agreements of the Loan Parties contained in the Agreement or made in writing in connection therewith and herewith shall survive the execution and delivery of this Amendment and the purchase of the Additional Warrants and shall continue in full force and effect so long as any Note is outstanding and until payment in full of all of the Loan Parties' obligations hereunder or thereunder.

         6.2 Effect; Ratification. The amendments and waivers set forth herein are effective for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Agreement or of any other Purchase Document or (ii) prejudice any right or rights that the Purchaser or any holder of a Note may now have or may have in the future under or in connection with the Agreement or any other Purchase Document. This Amendment shall be construed in connection with and as a part of the Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Agreement and each other Purchase Document, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

         6.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         6.4 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.

         6.5 Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         6.6 Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

         6.7 Integration. This Amendment, the Agreement and the other Purchase Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.

                               SIGNATURE PAGES TO
                               AMENDMENT NO. 1 TO
                       NOTE AND EQUITY PURCHASE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                    IGI, INC.


                                    By: /s/ Manfred Hanuschek
                                       ------------------------------------
                                       Name:  Manfred Hanuschek
                                       Title: CFO

                                    IGEN, INC.



                                    By: /s/ Manfred Hanuschek
                                       ------------------------------------
                                       Name:  Manfred Hanuschek
                                       Title: CFO

                                    IMMUNOGENETICS, INC.



                                    By: /s/ Manfred Hanuschek
                                       ------------------------------------
                                       Name:  Manfred Hanuschek
                                       Title: CFO

                                    BLOOD CELLS, INC.



                                    By: /s/ Manfred Hanuschek
                                       ------------------------------------
                                    Name:  Manfred Hanuschek
                                    Title: CFO

                               SIGNATURE PAGES TO
                               AMENDMENT NO. 1 TO
                       NOTE AND EQUITY PURCHASE AGREEMENT



                                    AMERICAN CAPITAL STRATEGIES,
                                    LTD., a Delaware corporation


                                    By: /s/ John Erickson
                                       ------------------------------------
                                    Name:  John Erickson
                                    Title: CFO


                                    ACS FUNDING TRUST I, a Delaware
                                    business trust


                                    By: /s/ Malon Wilkus
                                       ------------------------------------
                                    Name:  Malon Wilkus
                                    Title: Chairman

                                     ANNEX A

                        INFORMATION RELATING TO PURCHASER

                                                       Principal Amount of
Name and Address of Purchaser                          Notes to be Purchased

AMERICAN CAPITAL STRATEGIES, LTD.                      Notes $7,000,000
2 Bethesda Metro Center
14th Floor
Bethesda, MD  20814

Purchaser has assigned all
Notes to:

ACS FUNDING TRUST I
c/o American Capital Strategies, Ltd.,
  as Servicer
2 Bethesda Metro Center
14th Floor
Bethesda, MD  20814

(1)      All payments:

         If by wire:

                Account Name:  ACS Funding
                  Trust I
                Account #: 8601046967
                Bank:  LaSalle National Bank, Chicago
                ABA #: 071000505

If by mail:

                ACS Funding Trust I
                135 South LaSalle Street, Dept 4522
                Chicago, Illinois  60674-4522

         If by overnight parcel service (e.g., FedEx, UPS, etc):

                ACS Funding Trust I
                200 West Monroe Street, Suite 200
                Chicago, Illinois  60606
                Attn:  ACS Funding Trust I, Dept. 4522

         with sufficient information
         to identify the source and
         application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

                American Capital Strategies, Ltd., as Servicer
                2 Bethesda Metro Center, 14th Floor
                Bethesda, Maryland  20814
                Attn:  Comptroller
                Telecopier:  (301) 654-6714

(3)      All other communications:

                American Capital Strategies, Ltd., as Servicer
                2 Bethesda Metro Center, 14th Floor
                Bethesda, Maryland  20814
                Attn:  President
                Telecopier:  (301) 654-6714






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